Derivative Instruments Derivative Instruments (Derivative Assets Offset in The Consolidated Balance Sheet) (Details) - Not Designated as Hedging Instrument [Member] - Interest Rate Swap $ in Thousands	Dec. 31, 2015 USD ($)
Offsetting Assets [Line Items]
Gross Amounts of Recognized Assets	$ 10,811
Derivative assets	10,811
Derivative Asset, Fair Value of Collateral	10,811
Derivative Asset, Fair Value, Amount Not Offset Against Collateral	10,811
Derivative Asset, Fair Value, Amount Offset Against Collateral	$ 0